EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Longview Fibre Company (the "Company") on Form 10-Q/A for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), I, R. H. Wollenberg, President, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q/A fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 8, 2005

R. H. WOLLENBERG

R. H. WOLLENBERG

President, Chief Executive Officer and Chairman of the Board